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                                                                     EXHIBIT 21

                              LIST OF SUBSIDIARIES

                              Domestic Subsidiaries
                              ---------------------

                                                                                       State of
Name                                                                                   Incorporation
----                                                                                   -------------
Dover Elevator International, Inc.                                                     Delaware
Dover Elevator Systems, Inc                                                            Delaware
Dover Elevator Company                                                                 Delaware
Dover Technology International, Inc.                                                   Delaware
Dover Industries, Inc.                                                                 Delaware
Waukesha Bearings Corp.                                                                Wisconsin
Tranter, inc.                                                                          Michigan
Universal Instruments Corporation                                                      Delaware
Tipper Tie, Inc.                                                                       Delaware
Measurement Systems, Incorporated                                                      Delaware
K&L Microwave, Inc.                                                                    Delaware
Pathway Bellows, Inc.                                                                  Delaware
Miami Elevator Company                                                                 Delaware
Dover Industries Acceptance, Inc.                                                      Delaware
Stark Manufacturing, Inc.                                                              Delaware
Texas Hydraulics, Inc.                                                                 Delaware
Old PME, Inc.                                                                          Delaware
Randell Manufacturing, Inc.                                                            Delaware
Randell Warehouse of Arizona, Inc.                                                     Delaware
Randell Refrigeration, Inc.                                                            Delaware
American Metal Ware Co.                                                                Delaware
Arizona Elevator, Inc.                                                                 Delaware
Sound Elevator Company                                                                 Delaware
Corpane Industries, Inc.                                                               Delaware
Sargent Industries, Inc.                                                               Delaware
Dover Resources, Inc.                                                                  Delaware
Delaware Capital Holdings, Inc.                                                        Delaware
Dielectric Laboratories, Inc.                                                          Delaware
Delaware Capital Formation, Inc.                                                       Delaware
Lagerquist Corporation                                                                 Delaware
Communications Techniques, Inc.                                                        Delaware
Dover Europe Corporation                                                               Delaware
General Elevator Company, Incorporated                                                 Maryland
Petro Vend, Inc.                                                                       Delaware
Pomeco Corporation                                                                     Delaware

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

Novacap, Inc.                                                                          Delaware
Dover Soltec, Inc.                                                                     Delaware
Duncan Industries Parking Control
  Systems Corp.                                                                        Delaware
Weldcraft Products, Inc.                                                               Delaware
Chief Automotive Systems, Inc.                                                         Delaware
Chief Automotive Management Systems Inc.                                               Delaware
Hawaiian Pacific Elevator Corporation                                                  Delaware
Security Elevator Company                                                              Delaware
DEK U.S.A., Inc.                                                                       Delaware
Bernard International, Inc.                                                            Delaware
The Wittemann Company, Inc.                                                            Delaware
Marathon Equipment Company                                                             Delaware
Revod Corporation                                                                      Delaware
Empire Elevator Corporation                                                            Delaware
Hudson Elevator Corp.                                                                  Delaware
A-C Compressor Corporation                                                             Delaware
Vectron Laboratories, Inc.                                                             Delaware
Dover Caribbean, Inc.                                                                  Delaware
Dover Elevator Service of Puerto Rico, Inc.                                            Puerto Rico
Tarby, Inc.                                                                            Delaware
De-Sta-Co Cylinders, Inc.                                                              Delaware
Midland Manufacturing, Inc.                                                            Delaware
Midstate Elevator Company, Inc.                                                        Delaware
Swep Inc., USA                                                                         Delaware
TNI, Inc.                                                                              Delaware
Phoenix Refrigeration Systems, Inc.                                                    Georgia
Hill-Phoenix, Inc.                                                                     Delaware
Refrigeration Systems, Inc.                                                            Delaware

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                              FOREIGN SUBSIDIARIES
                              --------------------

Name                                                                               Jurisdiction
----                                                                               ------------
DTI-ARB, Inc.                                                                      Canada
Dover Corporation (Canada) Limited                                                 Canada
De-Sta-Co Metallerzeugnisse  GmbH                                                  Germany
Dover International, B.V.                                                          Netherlands
I.S.T. Molchtecknik GmbH                                                           Germany
Hammond & Champness, Limited                                                       United Kingdom
Universal Instruments GmbH                                                         Germany
Universal Instruments S.a.r.l.                                                     France
Universal Instruments (Electronics) Ltd.                                           United Kingdom
DEK Printing Machines Ltd.                                                         United Kingdom
Sincotron - Nordic                                                                 Sweden
Sincotron AB                                                                       Sweden
Dover UK Holdings Limited                                                          United Kingdom
Dover UK Finance Limited                                                           United Kingdom
Dover UK Finance Services Limited                                                  United Kingdom
Universal Instruments Corporation
  (Singapore) Pte. Ltd.                                                            Singapore
Universal Instruments Korea Limited                                                Korea
Universal Hong Kong                                                                Hong Kong
Tipper Tie Verschlusstechnik Deutchland, Gmbh                                      Germany
DEK Japan Limited                                                                  Japan
DEK GmbH                                                                           Germany
Soltec International, B.V.                                                         Netherlands
Soltec Group B.V.                                                                  Netherlands
Petro Vend, Inc.                                                                   Poland
Petro Vend of Canada, Inc.                                                         Canada
Petro Vend Europe Inc.                                                             United Kingdom
Chief Automotive Systems Canada, Inc.                                              Canada
Chief Automotive Limited                                                           United Kingdom
Dr. Rotert/Dieterich Standard GmbH                                                 Germany
De-Sta-Co (Asia) Company, Limited                                                  Thailand
Universal Instruments (Malaysia) Sdn Bhd                                           Malaysia
Allgemeine Aufzugswartung GmbH                                                     Germany
Tipper Tie (UK) Limited                                                            United Kingdom
A-C Compressor Canada                                                              Canada
Dover Exports, Ltd.                                                                Barbados
Grapas Nacionales de Mexico C.V. de S.A.                                           Mexico
Dover Europe Aufzug GmbH                                                           Germany
Christian Hein GmbH                                                                Germany
European Lift Engineering GmbH                                                     Germany

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

ReHeat A.B.                                                                        Sweden
ReHeat N.V.                                                                        Belgium
Swep Reheat A.B.                                                                   Sweden
Swep A.G.                                                                          Switzerland
Unibras A.G.                                                                       Switzerland
Copco A. G.                                                                        Switzerland
Swep Warmetauscher Deutschland A.G                                                 Germany
Swep Ltd.                                                                          United Kingdom
Swep Italia S.R.L.                                                                 Italy
Swep Iberica S.A.                                                                  Spain
Swep France                                                                        France
Swep Marketing B.V.                                                                Netherlands
Tipper Tie-Technopack GmbH                                                         Germany
Technopack ewald hagedoen Nederland b.v                                            Netherlands
Swep Heat Exchangers Pty., Ltd.                                                    Australia
Heat Transfer Technology S.A. (HTT)                                                Switzerland
Swep International A.B.                                                            Sweden
Koolrad Design & Manufacturing Co., Inc.                                           Canada


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